Exhibit 99.2

© 2008 First Marblehead Corporation The information contained herein is subject to change without notice 0 2nd Quarter, Fiscal 2008 Earnings Call Presentation January 31, 2008

Various remarks that we may make about the Company's future expectations, plans, and prospects and the prospects of the private student loan industry constitute forward looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of known and unknown risks and uncertainties. Important factors that could cause or contribute to such differences include: our success in structuring securitization transactions or alternative financings; the size, structure and timing of such transactions or alternative financings; degradation of credit quality or performance of the loan portfolios of the trusts First Marblehead has structured; derogatory action by rating agencies with respect to securities issued by such trusts or The Education Resources Institute, Inc. (TERI), the third party guarantor of such underlying loans; the estimates we make and the assumptions on which we rely in preparing our financial statements, including continued variance between the actual and assumed performance of our securitization trusts; our relationships with key clients; closing conditions to the subsequent investment in First Marblehead by GS Partners; facilitated loan volumes; and economic, legislative, regulatory and competitive factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the SEC on November 9, 2007. Any forward looking statements represent our expectations only as of January 31, 2008 and should not be relied upon as representing our expectations as of any subsequent date. While we may elect to update forward looking statements at some point in the future, we specifically disclaim any obligations to do so, even if our expectations change. Forward Looking Statements

Operating Results $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 FY2003 FY2004 FY2005 FY2006 FY 2007 FY 2008 Total Revenue ($M) Net Income ($M) Earnings per Share ($) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 FY2003 FY2004 FY2005 FY2006 FY 2007 FY 2008 $0 $50 $100 $150 $200 $250 $300 $350 $400 FY2003 FY2004 FY2005 FY2006 FY 2007 FY 2008 Notes: 1) Results for Fiscal Years ended 6/30, FY 2008 year to date ending 12/31 2) Earnings per Share adjusted to reflect post split values $569 $199 $421 $881 $90 $236 $75 $160 $371 $31 $2.45 $0.79 $1.59 $3.92 $0.37 (Black shaded area represents first six months of fiscal year) CAGR 03-07 76% CAGR 03-07 85% CAGR 03-07 80% $257 $51 $0.54

Volume Growth Continues $0 $1,000 $2,000 $3,000 $4,000 $5,000 6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 Estimated FMD Market Share for Fiscal Year 13% 13% 17% 19% Total First Marblehead Facilitated Volume Loans available for securitization 20% Trailing 12-Month Volume ($M for the period ending) 23%

First Marblehead’s Business Strategies • Raise capital through GS Capital Partners investment • Develop alternative sources of funding • Securitizations • Warehouse line of credit • Deposit funding through UFSB • Whole loan sales • Lender relationships • Tighten credit standard • Elevate collection practices • Increase pricing • Support high-quality client relationships • Invest in proprietary brand and school channel • Reduce the overall cost structure

Residual Valuation - Prepayment Assumption Increase to the Front-end of the Curve 2Q 2008 (8.4%) 1Q 2008 (8.0%) Time Prepayment %

Trust Valuation Write-Down Detail Category Previous Assumption Current Assumption Prepayments Steadily increasing curve Higher CPR in Yrs 1-3 -5.4% ($50.1M) Average = 8.0% Average = 8.4% Net Defaults 5.81% 7.68% -4.1% ($38.8M) (cumulative) Discount Rate Resids: 13% (BBB), 12% (A) Resids: 14% (BBB), 13% (A) -5.8% ($54.6M) ASAFs: 10yr + 2% ASAFs: 10yr + 3% Auction Rates Market rate for 3 months Market rate for 6 months -3.7% ($34.4M) 12-mo stepdown to 10bps over 1ML 12-mo stepdown to 50bps over 1ML Total -19.0% ($178.0M) Adjustment Value

Auction Rate Notes Average Historical Spreads AAA A Life of Trusts 18 bps 30 bps Inception – July 2007 5 bps 12 bps July 2007 – Sept 2007 34 bps 67 bps Oct 2007 – Dec 2007 101 bps 170 bps 2008 YTD 134 bps 187 bps Auction Rate Notes - Avg Historical Spread -50 0 50 100 150 200 250 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Month LIBOR + bps AAA - Auctions A - Auctions

$1.9B Projected Future Cash Flow Stream Residual/Additional Structural Cashflow Projections as of December 31, 2007 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 20 18 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 Millions $0 $500 $1,000 $1,500 $2,000 $2,500 Millions Residual (Tot al = $1,743 M) ASAF (Total = $215 M) Cumulative Cash Flow (Total = $1,959 M) Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to the most recent 10-Q SEC filing on our website (www.firstmarblehead.com) for important information regarding the Critical Accounting Policies and Estimates used to prepare this projection. This chart illustrates the projected amount and timing of Residual and Additional Structural Advisory Fee cash flow payments to FMC, based upon trust valuation assumptions as of 12/31/2007 (Cash Flow by Fiscal Year) (Cumulative Cash Flow)

Company and Industry Outlook • The vital role of private student loans • First Marblehead is well positioned to manage through disruptions • Aggressive management of our business model as the credit cycle evolves • Prudent provider of capital to meet the needs of the market • Responsible lending and Smartborrowing.org

© 2008 First Marblehead Corporation The information contained herein is subject to change without notice 10 2nd Quarter, Fiscal 2008 Earnings Call Presentation January 31, 2008